Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.01

THIS ENGINE LEASE AGREEMENT is made on      November, 2009

BETWEEN:-

(1)	RRPF ENGINE LEASING LIMITED, whose registered office is at 65 Buckingham Gate, London SW1E 6AT, England (Lessor);

(2)	ROLLS-ROYCE & PARTNERS FINANCE LIMITED, whose registered office is at 65 Buckingham Gate, London SW1E 6AT, England (RRPF); and

(3)	CONCESIONARIA VUELA COMPAÑIA DE AVIACIÓN, S.A. de C.V., whose registered office is located at Prolongacion Paseo de la Reforma, No 490 1er Piso, Colonia Santa Fe, Mexico City, Mexico (Lessee).

This Engine Lease Agreement is executed pursuant to the Master Engine Lease Agreement (the Master Agreement) dated as of      November, 2009 between Lessor, RRPF and Lessee.

The parties hereto agree that Lessee will take the Engine (defined below) on lease from Lessor pursuant to this Engine Lease Agreement, which incorporates the terms of the Master Agreement, as amended, varied or modified hereby, and together constituting a single contract applicable to the leasing of the Engine and shall hereinafter be referred to as the Lease.

Part 1 - Referenced Provisions.

For purposes of the Master Agreement (“N/A” denotes non-applicability):

Agreed Value means *****;

Assumed LIBOR means ***** per annum;

Assumed Rent means either (a) *****, if calculating Floating Rent or (b) ***** if calculating Fixed Rent;

Assumed Swap Rate means ***** per annum;

Current Swap Rate means (in percentage terms) the actual five year US$ swap rate published in the Financial Times, as at the date falling 5 Business Days prior to the date on which Fixed Rent is due to become payable;

Delivery Location means:

(a)	the Engine Manufacturer’s facility in Connecticut, USA; or

(b)	such other location as Lessor and Lessee may agree in writing;

Deposit means *****;

Early Termination Date has the meaning given to that term in paragraph (a) of Part 3 of this Engine Lease Agreement;

Early Termination Option has the meaning given to that term in paragraph (a) of Part 3 of this Engine Lease Agreement;

Engine means:

(a)	one International Aero Engines IAE V2527E-A5 engine in bare engine configuration, including transportation stand and MVP bag, having manufacturer’s serial number V13183, together with all Parts installed thereon at Delivery and includes, where the context admits, the Technical Documents; and

(b)	all Parts;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Engine Manufacturer means International Aero Engines AG;

Engine Threshold means *****;

Fixed Rent means the amount calculated in accordance with Clause 6.2(d);

Floating Rent means the Assumed Rent as adjusted in accordance with Clause 6.2(c);

Floating Rental Adjustment Factor means the rental adjustment factor appearing adjacent to the relevant Rental Adjustment Date set out below:

Rental Adjustment Date	Floating Rental Adjustment Factor

Delivery Date	***** x Purchase Price

11th February 2010	***** x Purchase Price

11th August 2010	***** x Purchase Price

11th February 2011	***** x Purchase Price

11th August 2011	***** x Purchase Price

11th February 2012	***** x Purchase Price

11th August 2012	***** x Purchase Price

11th February 2013	***** x Purchase Price

11th August 2013	***** x Purchase Price

11th February 2014	***** x Purchase Price

11th August 2014	***** x Purchase Price

11th February 2015	***** x Purchase Price

11th August 2015	***** x Purchase Price

11th February 2016	***** x Purchase Price

11th August 2016	***** x Purchase Price

11th February 2017	***** x Purchase Price

Full Engine Refurbishment has the meaning set out in the Annex;

Management Programme means the latest issue of the Maintenance Management Plan for the V2500 – A5 engine agreed between the Engine Manufacturer and Lessee and all service bulletins issued by the Engine Manufacturer with a compliance category of any of 6, 5, 4, 3, 2, or 1;

Maximum Flight Hours means 3,000 Flight Hours since the Engine’s most recent Qualifying Refurbishment;

Minimum Cyclic Life means 7,500 Cycles;

Purchase Price means ***** (or such other amount as may be identified by way of an addendum to this Engine Lease Agreement);

Qualifying Refurbishment has the meaning set out in the Annex;

Redelivery Location means Miami International Airport, United States of America or such other location as Lessor and Lessee may agree in writing;

Release Form means an EASA Form 1 or FAA Form 8130 (or the equivalent);

Relevant Documents means the Lease, the Acceptance Certificate, the Maintenance Reserves Letter, any Recognition Agreements or other third party acknowledgments and all notices, consents, certificates and other documents to be issued or to be issued pursuant to any of the foregoing, in anyway related to the Engine and “Relevant Documents” means any one of such documents;

Required Liability Amount means ***** (or, in the case of the war risk and allied perils policy only, *****);

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Scheduled Delivery Date means 15th November 2009 or such other date as may be agreed by the parties in writing;

State of Incorporation in respect of RRPF and Lessor means England and in respect of Lessee means Mexico;

State of Registration means Mexico or, if the Engine is sub-leased under Clause 9.6 of the Master Agreement, such other jurisdiction in which registration of the Aircraft has been effected;

Term Date means 92 months after the Delivery Date or, if Lessee exercises the Early Termination Option, the Early Termination Date; and

Termination Notice has the meaning given to that term in paragraph (a) of Part 3 of this Engine Lease Agreement.

Part 2 – Engine Specific Maintenance and Redelivery Obligations.

Lessee will not allow any Life Limited Parts to remain in the Engine upon release from a Qualifying Refurbishment or Full Engine Refurbishment which has less than 10,000 Cycles remaining or such other limit as may be subsequently published in the then current issue of the time limits manual issued by the Engine Manufacturer.

Part 3 – Modifications

For the purposes of the leasing of the Engine pursuant to the Lease, the following modifications to the Master Agreement shall apply:

(a)	Early Termination Option

Lessor grants Lessee the option to terminate the Lease Period on any date falling no earlier than 68 months after the Delivery Date as notified by Lessee to Lessor (the Early Termination Date) (the Early Termination Option). The Early Termination Option is subject to:

(i)	Lessee providing Lessor notice in writing of its intention to exercise the Early Termination Option not later than 9 months before the Early Termination Date (which notice shall be irrevocable) (the Termination Notice);

(i)	Lessee redelivering the Engine to Lessor on the Early Termination Date and in accordance with Clause 18 of the Master Agreement;

(iii)	Lessor not having terminated the Lease Period in accordance with Clause 16.2 of the Master Agreement on or before the Early Termination Date; and

(iv)	no Default continuing under the Lease on the date of the Termination Notice or on the Early Termination Date.

(b)	Rent

(a)	The definition of “Daily Rate” in Schedule 8 is deleted and replaced with the following:

“means (i) if Lessee has elected to pay Floating Rent, the Floating Rent divided by 30; or (ii) if Lessee has elected to pay Fixed Rent, the Fixed Rent divided by 30;”

(b)	Clause 6.3 is deleted and replaced with the following:

“(a)	Lessee may elect, by providing irrevocable written notice to Lessor no later than 3 Business Days before the Scheduled Delivery Date, to pay Fixed Rent for the duration of the Lease Period. If Lessee fails to make an election in accordance with the Lease, Lessee will pay Floating Rent.

(b)	Lessee will pay to Lessor, or to its order, on each Rent Date throughout the Lease Period, an instalment of Rent in advance (i) equal to the Floating Rent or the Fixed Rent (as applicable); or (ii) calculated in accordance with Clause 6.2(f).

(c)	Unless Lessee elects to pay Fixed Rent, on each Rental Adjustment Date, the applicable Assumed Rent shall be adjusted by the addition (if positive) or the subtraction (if negative) of the following calculation:

((Actual LIBOR – Assumed LIBOR) x 100) x the applicable Floating Rental Adjustment Factor.

(d)	If Lessee elects to pay Fixed Rent, the Fixed Rent shall be calculated by adjusting the applicable Assumed Rent by the addition (if positive) or the subtraction (if negative) of the following calculation:

((Current Swap Rate – Assumed Swap Rate) x 100) x (0.000667 x the Purchase Price).

Lessor will notify Lessee no later than two Business Days prior to the Scheduled Delivery Date of the amount of Fixed Rent payable.

(e)	Unless Lessee has elected to pay Fixed Rent, Lessor will notify Lessee no later than two Business Days prior to each Rental Adjustment Date of the amount of Floating Rent payable on each Rent Date for the period commencing on such Rental Adjustment Date until the next Rental Adjustment Date.

(f)	The instalment of Rent payable on the Delivery Date (or, if required in accordance with Clause 5.1(c), the Scheduled Delivery Date) will be payable in advance on the Delivery Date (or, if applicable, the Scheduled Delivery Date) and will be equal to the Daily Rate multiplied by the number of days in the period from the Delivery Date (or, if applicable, the Scheduled Delivery Date) to the day immediately preceding the second Rent Date. The instalment of Rent due for the period starting on the last Rent Date shall be payable in advance on that Rent Date and will be equal to the Daily Rate multiplied by the number of days in the period from that Rent Date to the Term Date.”

(c)	Lease Letter of Credit

In lieu of the payment by Lessee of the Deposit in cash, Lessee may provide Lessor with a Lease Letter of Credit in the amount of the Deposit in accordance with Clause 6.2 of the Master Agreement.

Part 4 - Execution

IN WITNESS WHEREOF each of the parties has executed this Engine Lease Agreement on the date stated above.

RRPF

RRPF ENGINE LEASING LIMITED		ROLLS-ROYCE & PARTNERS FINANCE LIMITED

BY:	/s/ Christopher Jackson	BY:	/s/ Christopher Jackson

NAME:	Christopher Jackson	NAME:	Christopher Jackson

TITLE:	Attorney-In-Fact	TITLE:	Attorney-In-Fact

LESSEE

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

BY:	/s/ Alfonso Ascencio Triujeque

NAME:	Alfonso Ascencio Triujeque

TITLE:	General Counsel

ANNEX

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.